American Beacon High Yield Bond Fund	Ticker Symbol: AMR Class: ABMRX

SUMMARY PROSPECTUS	FEBRUARY 28, 2014

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. The current prospectus and statement of additional information dated February 28, 2014, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.americanbeaconfunds.com/resource_center/MutualFundForms.aspx. You can also get this information at no cost by calling 800-658-5811 or by sending an email request to americanbeaconfunds@ambeacon.com.

Investment Objective

The Fund’s investment objective is high current income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Share class
AMR
Redemption fee (as a percentage of amount redeemed; applies to the proceeds of shares redeemed within 90 days of purchase)	2.00%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Share class
AMR
Management fees	0.43%
Distribution and/or service (12b-1) fees	0.00%
Other Expenses[1]	0.18%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[2]	0.62%
[1]	Other expenses and Acquired Fund Fees and Expenses are based on estimated expenses for the current fiscal year.
[2]	The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund’s Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share class	1 year	3 years	5 years	10 years
AMR	$63	$198	$345	$774

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 82% of the average value of its portfolio.

Principal Investment Strategies

This Fund seeks to maximize current income by investing in a diversified portfolio of public and private issue debt securities that are generally rated below investment grade (such as BB or lower by Standard & Poor’s Ratings Services or Fitch Inc., and/or Ba or lower by Moody’s Investors Service, Inc.) or deemed to be below investment grade by an investment sub-advisor. These types of securities are commonly referred to as “high yield bonds” or “junk bonds.” The Fund seeks capital appreciation by investing in issues whose relative value is expected to increase over time. The Fund has no limitations regarding the durations of the debt securities it can buy or the market capitalization of the issuers of those securities.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The Fund seeks its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of domestic and foreign high yield bonds. High yield issuers are generally those which have below investment grade ratings because they are relatively small in size, relatively young in years, relatively leveraged financially (perhaps borrowing heavily to finance expansion or due to a leveraged buyout), or formerly “blue chip” companies that have encountered some financial difficulties.

In selecting investments, the Fund’s sub-advisors utilize a bottom-up and research-driven investment process that relies heavily on internal research and fundamental credit analysis. The investment philosophy of each sub-advisor concentrates on identification of relative value and downside protection. To a lesser extent, the Fund may invest in other securities, including investment grade securities, foreign securities, common and preferred stocks and convertible securities, in keeping with the Fund’s overall investment objective.

The Fund may invest cash balances in other investment companies to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is designed primarily for investors seeking current income from a fund that invests mainly in a variety of high-yield, high-risk debt securities. Those investors should be willing to assume the credit risks of a fund that typically invests a significant amount of its assets in below investment-grade debt securities and the price changes in those securities that can occur when interest rates change. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund are:

Convertible Securities Risk

The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is strictly based on its yield and tends to decline as interest rates increase. Convertible securities may also be subject to credit risk, market risk and interest rate risk.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of a debt security will fail to make timely payment of interest or principal. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Since the Fund invests in lower-quality debt securities considered speculative in nature, this risk will be substantial.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common and preferred stocks and convertible securities. Such investments may expose the Fund to additional risks.

Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. In addition, convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in rights and warrants may be more speculative than certain other types of investments because rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Foreign Investing Risk

Non U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility; (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

High-Yield Securities Risk

Investments in high-yield, securities rated below investment grade, or “junk bonds” generally involve significantly greater risks of loss of your money than an investment in investment grade bonds. Compared with issuers of investment grade bonds, high yield bonds are more likely to encounter financial difficulties and to be materially affected by these difficulties. Rising interest rates may compound these difficulties and reduce an issuer’s ability to repay principal and interest obligations. Issuers of lower-rated securities also have a greater risk of default or bankruptcy. High-yield securities also may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Interest Rate Risk

The Fund is subject to the risk that the market value of the bonds it holds, will decline due to rising interest rates. When interest rates rise, the prices of most bonds go down. As of the date of this Prospectus, interest rates are at or near historic lows, which may increase the Fund’s exposure to the risks associated with rising interest rates. The price of a bond is also affected by its durations. Bonds with longer maturities generally have greater sensitivity to changes in interest rates.

Investment Risk

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of a security may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Events Risk

Turbulence in financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect many issuers worldwide which could adversely affect the Fund.

Market Risk

The Fund is subject to market risks that can affect the value of its shares. These risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market. For example, market risk involves the possibility that the value of the Fund’s investments will decline due to drops in the overall high yield bond market. Changes in the economic climate, investor perceptions, and stock market volatility can cause the prices of the Fund’s investments to decline, regardless of the financial conditions of the issuers held by the Fund. From time to time, certain investments held by the Fund may have limited marketability or contractual limitations on their resale and may be difficult to value and sell at favorable times or prices. Events in the fixed income markets may lead to periods of volatility, unusual liquidity issues and, in some cases, credit downgrades and increased likelihood of default. Such events may cause the value of securities owned by the Fund to go up or down, sometimes rapidly or unpredictably, and may lead to increased redemptions, which could cause the Fund to experience a loss when selling securities to meet redemption requests by shareholders. If the Fund is forced to sell holdings to meet redemption requests, the Fund may have to sell them at a loss.

Market Timing Risk

Because the Fund invests in high yield bonds that may lack market liquidity, it is subject to the risk of market timing activities. The limited trading activity of some high yield bonds may result in market prices that do not reflect the true market value of these illiquid securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the net asset value of the Fund’s shares. There is no assurance that fair valuation of securities can reduce or eliminate market timing. While the Manager monitors trading in Fund shares, there is no guarantee that it can detect all market timing activities.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including open-end funds, and money market funds. To the extent that the Fund invests in shares of other registered investment companies, you will indirectly bear fees and expenses charged by the underlying funds in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds.

Securities Selection Risk

Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund’s underperformance compared to other funds with similar investment objectives.

Small and Medium Capitalization Companies Risk

Investing in the securities of small and medium capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small and medium sized companies may have limited operating history, product lines, and financial resources, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Unrated Securities Risk

Because the Fund may purchase securities that are not rated by any rating organization, a sub-advisor may internally assign ratings to certain of those securities, after assessing their credit quality, in categories of those similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price.

Fund Performance

The bar chart and table below provide an indication of risk by showing how the Fund’s performance has varied from year to year. The table shows how the Fund’s performance compares to a broad-based market index and the Lipper® High Current Yield Bond Funds Index, a composite of mutual funds comparable to the Fund. You may obtain updated performance information on the Fund’s website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Highest Quarterly Return:	19.38%
(1/1/03 through 12/31/13)	(2nd Quarter 2009)
Lowest Quarterly Return:	-18.46%
(1/1/03 through 12/31/13)	(4th Quarter 2008)

	Average Annual Total Returns
	For the periods ended December 31, 2013
AMR	1 Year	5 Years	10 Years
Return Before Taxes	8.01%	16.94%	7.19%

Indices	1 Year	5 Years	10 Years
JP Morgan® Global High-Yield Index (reflects no deduction for fees, expenses or taxes)	7.40%	19.26%	8.81%
Lipper High Current Yield Bond Funds Index	7.63%	17.02%	7.16%

Management

The Manager

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors

The Fund’s assets are currently allocated among the following investment sub-advisors:

‣	Franklin Advisers, Inc.
‣	Logan Circle Partners, L.P.
‣	PENN Capital Management Company, Inc.

Portfolio Managers

American Beacon Advisors, Inc.
Gene L. Needles, Jr. President & Chief Executive Officer	Since 2012
Wyatt L. Crumpler Chief Investment Officer	Since 2007
Kirk L. Brown Senior Portfolio Manager	Since 2002

Franklin Advisers, Inc.
Eric Takaha Senior Vice President, Director of Corporate Credit and High Yield	Since 2006
Chris Molumphy Executive Vice President, Chief Investment Officer for the Franklin Templeton Fixed Income Group	Since 2006
Glenn Voyles Vice President	Since 2006

Logan Circle Partners, L.P.
Timothy L. Rabe Senior Portfolio Manager	Since 2007

PENN Capital Management Company, Inc.
Richard A. Hocker Chief Investment Officer	Since 2011
Martin A. Smith Portfolio Manager	Since 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business through your retirement or benefit plan or by calling 1-800-658-5811, writing to the Fund at P.O. Box 219643, Kansas City, MO 64121, or visiting www.americanbeaconfunds.com. For overnight delivery, please mail your request to American Beacon Funds, c/o BFDS, 330 West 9th Street, Kansas City, MO 64105. No minimums apply to subsequent investments and exchanges for Fund shares.

Tax Information

The qualified retirement and benefit plans of the Manager and American Airlines Group Inc. and its affiliates (“Plans”) pay no federal income tax. Individual participants in the Plans should consult the Plans’ governing documents and their own tax advisors for information on the tax consequences associated with participating in the Plans.